SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]   Preliminary Proxy Statement

[_] Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[_]   Definitive Additional Materials

[_]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         ULTRADATA SYSTEMS, INCORPORATED
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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[_]   Fee paid previously with preliminary materials.

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[_]   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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

                 [LETTERHEAD OF ULTRADATA SYSTEMS, INCORPORATED]

                                                                  April 22, 2005

Dear Shareholder,

We have two exciting new products that are unique, and we need your help in order to launch them into the marketplace and grow Ultradata Systems, Inc. by means of their success. One is the Road Genie, which is a voice activated version of our Road Whiz, simplifying the operation to a driver of the major highways. The second is a cell phone version of the Road Whiz that requires no additional hardware besides a recent cell phone - the data is downloaded to the cell phone as the user requests it. Initially, the data is accessed by pressing keys or using the phone touch screen, but downstream we anticipate implementing voice activation.

We are very excited by these new products and are laying plans to market them this year. Although we have been profitable the last two years, we need additional resources in order to finance this marketing effort after having paid off all our debt the last two years.

To that end, we have completed an agreement with Golden Gate Investors which can satisfy our growth needs and increase substantially investment in the company by as much as $3.3 million. However, we need to authorize more shares in order to accommodate this investment critical to our operations and that's where your action will help Ultradata immensely.

Please mark the attached proxy in favor of the authorization of additional shares and send it in as instructed. Your vote is crucial to our realizing the full potential of the financing with Golden Gate Investors since a vote not made has the same effect as voting against this resolution. Please sign the proxy and mail it immediately. If you're planning on attending the shareholders annual meeting, we will welcome your participation and see you there. Thank you.

Sincerely,


/s/ MONTE ROSS
-----------------------------------
Monte Ross
CEO

                         ULTRADATA SYSTEMS, INCORPORATED
                          1240 Dielman Industrial Court
                            St. Louis, Missouri 63132
                                 (314) 997-2250

             TO THE STOCKHOLDERS OF ULTRADATA SYSTEMS, INCORPORATED

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Ultradata Systems, Incorporated, a Delaware corporation (the "Company" or "ULTR"), will be held at 10:00 am (St. Louis time), on June 14, 2005 at The Center of Clayton, 50 Gay Avenue, Clayton, Missouri 63105, Conference Room C. The Center is located just east of I-170 off of Ladue Road (Maryland Avenue). The meeting is being held for the following purposes:

      1. To elect six (6) directors of the Company to serve until the 2005 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

      2. To amend the Company's certificate of incorporation to increase the authorized number of common stock from 10,000,000 shares to 50,000,000 shares (the text of the amendment to the Certificate of Incorporation of Ultradata Systems, Incorporated is attached hereto as Appendix A to the accompanying Proxy Statement);

      3. To ratify the selection of Webb & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2005; and

      4. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

Only stockholders who own shares of our common stock at the close of business on April 20, 2005 are entitled to notice of and to vote at the annual meeting. You may vote your shares by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope.

You may also vote in person at the annual meeting, even if you use the option set forth above.

We have enclosed with this Notice of Annual Meeting, a proxy statement, a form of proxy and a copy of our annual report to stockholders. Our annual report is not a part of this proxy statement.

By Order of the Board of Directors,

                                        /s/ MONTE ROSS
                                        ----------------------------------------
                                        Monte Ross
                                        Chairman of the Board

St. Louis, Missouri
April 22, 2005

                         ULTRADATA SYSTEMS, INCORPORATED
                          1240 Dielman Industrial Court
                            St. Louis, Missouri 63132
                               (Tel) 314-997-2250
                               (Fax) 314-997-1281

             PROXY STATEMENT FOR 2005 ANNUAL MEETING OF STOCKHOLDERS

The board of directors is soliciting proxies to be used at our June 14, 2005 annual meeting of stockholders. Please read and carefully consider the information presented in this proxy statement and vote by completing, dating, signing and returning the enclosed proxy in the enclosed postage-paid envelope.

This proxy statement, the form of proxy and our annual report will be mailed to all stockholders on or about April 28, 2005. Our annual report is not a part of this proxy statement.

                      INFORMATION ABOUT THE ANNUAL MEETING

WHEN IS THE ANNUAL MEETING?

June 14, 2005, 10:00 A.M. St. Louis time.

WHERE WILL THE ANNUAL MEETING BE HELD?

The meeting will be held at The Center of Clayton, 50 Gay Avenue, Clayton, Missouri 63105, Conference Room C. The Center is located just east of I-170 off of Ladue Road (Maryland Avenue).

WHAT ITEMS WILL BE VOTED UPON AT THE ANNUAL MEETING?

You will be voting on the following matters:

1. ELECTION OF DIRECTORS. To elect six directors to serve until the 2006 Annual Meeting of stockholders or until their successors are duly elected and qualified;

2. AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY. To consider adopting the amendment to the Certificate of Incorporation that would increase the authorized number of shares of common stock from 10,000,000 shares to 50,000,000 shares;

3. RATIFICATION OF AUDITORS. To ratify the selection of Webb & Company, P.A. ("W&C") as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2005; and

4. OTHER BUSINESS. To transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.

WHO CAN VOTE?

Only holders of record of our common stock at the close of business on April 20, 2005 will be entitled to notice of and to vote at the annual meeting and any adjournments of the annual meeting. You are entitled to one vote for each share of common stock held on that date. On April 20, 2005, there were 6,410,187 shares of our common stock outstanding and entitled to vote at the Stockholders Meeting.

YOUR BOARD OF DIRECTORS HAS APPROVED EACH OF THE PROPOSALS SET FORTH HEREIN.

ACCORDINGLY, THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE DIRECTORS, THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION AND THE RATIFICATION OF THE APPOINTMENT OF W&C AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

HOW DO I VOTE BY PROXY?

You may vote your shares by mail by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope. A pre-addressed, postage-paid envelope is provided for this purpose.

If you return your signed proxy card before the annual meeting, we will vote your shares as you direct. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees or (3) all of the nominees except those you designate. For each other item of business, you may vote "FOR" or "AGAINST" or you may "ABSTAIN" from voting.

If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them:

      o     "FOR" the election of all of our nominees for directors;

      o "FOR" the amendment of the Company's Certificate of Incorporation to increase the number of shares of common stock authorized from 10,000,000 shares to 50,000,000 shares; and

      o "FOR" the ratification of Webb & Company, P.A. as our independent registered public accounting firm.

If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

HOW DO I CHANGE OR REVOKE MY PROXY?

You may revoke your Proxy at any time before it is voted either by filing with the Secretary of the Company, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and expressing a desire to vote your shares in person. Our principal executive offices are located at 1240 Dielman Industrial Court, St. Louis, Missouri 63132.

WHAT CONSTITUTES A "QUORUM" FOR THE ANNUAL MEETING?

The representation, in person or by proxy, of a majority of the outstanding shares of our common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. All Proxies that are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on, except as noted below. An abstention from voting or a broker non-vote will be used for the purpose of establishing a quorum, but will not be counted in the voting process. All Proxies that are properly completed, signed and returned to the Company before the Annual Meeting, and that have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed.

HOW MANY VOTES ARE REQUIRED?

o Directors nominees are elected by a plurality of the votes cast in person or by proxy, provided that a quorum is present at the Meeting.

o The proposal to amend the Certificate of Incorporation to increase the number of authorized shares will require the affirmative vote of at least a majority of the Company's outstanding shares of Common Stock. Thus, any abstentions, "broker non-votes" (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), or other limited proxies will have the effect of a vote against amending the Company's Certificate of Incorporation.

o The ratification of the director's selection of Webb & Company, P.A. as the Company's independent registered public accounting firm will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the annual meeting.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies.

WHEN ARE STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING DUE?

Any stockholder proposals for the 2006 annual meeting must be received by us, directed to the attention of the Company's secretary, Mr. Mark L. Peterson, Ultradata Systems, Incorporated, 1240 Dielman Industrial Court, St. Louis, Missouri 63132, no later than December 16, 2005. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with our bylaws, Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

                        PROPOSAL 1: ELECTION OF DIRECTORS
                           (ITEM 1 ON THE PROXY CARD)

At the Meeting, six (6) directors are to be elected. Pursuant to the Company's By-laws, all directors are elected to serve for the ensuing year and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to proxies received for the election of Messrs. Ross, Clarke, Peterson, Rattner, Krollfeifer, Jr. and Klapman (collectively, the "Nominees"). If any of the Nominees becomes unavailable for any reason, which event is not anticipated, the shares represented by the enclosed proxy will be voted for such other person designated by the Board.

Vote required: Directors must be elected by a plurality of all votes cast at the meeting. Votes withheld for any director will not be counted.

Voting by the Proxies: The Proxies will vote your shares in accordance with your instructions. If you have not given specific instructions to the contrary, your shares will be voted to approve the election of the nominees named in the Proxy Statement. Although the Company knows of no reason why the nominees would not be able to serve, if a nominee were not available for election, the Proxies would vote your Common Stock to approve the election of any substitute nominee proposed by the Board of Directors. The Board may also choose to reduce the number of directors to be elected as permitted by our Bylaws.

General Information about the Nominees: The following information regarding the Nominees, their occupations, employment history and directorships in certain companies is as reported by the respective Nominees.

Monte Ross founded the Company in 1986 and has served as its Chief Executive Officer and Chairman since inception. He also served as President until April 2001. For over 20 years prior to founding the Company, Mr. Ross was employed by McDonnell Douglas Corporation (now Boeing) in a variety of positions. When he left McDonnell Douglas, Mr. Ross was Director of Laser Systems, responsible for the group of approximately 400 employees, which developed the first space laser communication system and first space laser radar. Mr. Ross is a Fellow of the Institute of Electrical and Electronic Engineers and the past President of the International Laser Communication Society. Mr. Ross was awarded a Master of Science degree in Electrical Engineering by Northwestern University in 1962. He is the father-in-law of Mark L. Peterson, the Company's Vice President-Engineering.

Ernest Clarke has been a Director of the Company since it was founded in 1986. From August 1990 to June 1999 he served as Vice President - Government Programs. He then served as Company's Vice President - Controller from June of 1999 until April 2001. He was elevated to President in April 2001. For over 20 years prior to joining Ultradata, Mr. Clarke was employed by McDonnell Douglas Corporation (now Boeing) in a variety of positions. When he left McDonnell Douglas, Mr. Clarke was its Laser Product Development Manager with responsibility to supervise over 40 engineers. Mr. Clarke was awarded a Master of Science degree in Electrical Engineering by Stanford University in 1966.

Mark L. Peterson has been a Director of the Company since it was founded in 1986. He has served as the Company's Vice President of Engineering since 1988. He is responsible for the design of the Company's hand-held products. During the four years prior to joining the Company, Mr. Peterson was employed by McDonnell Douglas Corporation as an electronics engineer for fiber optic products and satellite laser cross-link programs. Mr. Peterson was awarded a Master of Science degree in Electrical Engineering by Washington University in 1980. He is the son-in-law of Monte Ross.

Donald Rattner joined the Company in 1999 to serve as a member of the Board of Directors. Mr. Rattner is a member/partner in BrookWeiner, LLC, a Chicago-based accounting firm, and a member of the American Institute of Certified Public Accountants and the Illinois CPA Society. He has served on the boards of several corporations.

H. Krollfeifer, Jr. joined the Company in 2000 to serve as a member of the Board of Directors. Mr. Krollfeifer is retired after 35 years in the equipment leasing and financing industry. He has worked closely with The American Association of Equipment Lessors (AAEL), an industry trade group for which he served as a speaker, lecturer, and teacher for various educational programs starting in 1986. That organization evolved into The Equipment Leasing Association of America (ELA), and Mr. Krollfeifer was added to their training faculty in January 2000 where he continues to serve on a part-time basis.

Matthew Klapman joined the Company in 2002 to serve as a member of the Board of Directors. Mr. Klapman is the CEO of Future Vision Technologies, Inc., which he co-founded 1990. He has maintained a strong career in technological innovation, business strategy, negotiation, and team management. He has invented and developed a myriad of products in the video, 3-D graphics, and communication fields. As a Director at Motorola, he developed the computer graphics and marketing strategy for its corporate strategy office and broadband wireless communications sector. In addition, as Director of Research and Development for Motorola's Personal Communications Sector, he spearheaded the creation of the new user interface platform that is the basis for all of Motorola's cellular phones. He has developed products and designs that have earned several industry awards. He received a B.S. in Computer Engineering and a J.D. from the University of Illinois at Urbana. He holds 4 issued and 7 pending patents.

Directors are elected annually and hold office until the next annual meeting of the stockholders of the Company and until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors.

ROLE OF THE BOARD

Pursuant to Delaware law, our business, property and affairs are managed under the direction of our board of directors. The board has responsibility for establishing broad corporate policies and for the overall performance and direction of ULTR, but is not involved in day-to-day operations. Members of the board keep informed of our business by participating in board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

2004 BOARD MEETINGS

In 2004, the board met four times. No director attended less than 75% of all of the combined total meetings of the board and the committees on which they served in 2004.

BOARD COMMITTEES

AUDIT COMMITTEE

The Board of Directors has appointed an Audit Committee of the Board. The present members of the Audit Committee are Donald Rattner and H. Krollfeifer, Jr. The Board of Directors has determined that Donald Rattner is qualified to serve as an "audit committee financial expert", as defined in the Regulations of the Securities and Exchange Commission. Mr. Rattner is an "independent director", as defined in the Regulations of the Securities and Exchange Commission.

ELECTION OF DIRECTORS REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING. SHARES OF COMMON STOCK REPRESENTED BY PROXY CARDS RETURNED TO US WILL BE VOTED FOR THE NOMINEES LISTED ABOVE UNLESS YOU SPECIFY OTHERWISE. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF DIRECTORS.

               PROPOSAL 2: TO CONSIDER AND VOTE UPON A PROPOSAL TO
                AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
                 TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
                   COMMON STOCK FROM 10,000,000 TO 50,000,000
                           (ITEM 2 ON THE PROXY CARD)

      On March 28, 2005, the Board of Directors authorized an amendment to the Company's Certificate of Incorporation to increase the number of our authorized shares. Subject to shareholder approval, Article III would be amended to read as follows and would be filed with the Delaware Secretary of State:

            "THIRD: The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.01. The second class of stock shall be Preferred Stock, par value $0.01. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

      The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

      Class             Par Value                 Authorized Shares
      -----             ---------                 -----------------
      Common              $0.01                       50,000,000
      Preferred           $0.01                        5,000,000
                                                   -------------
      Totals:                                         55,000,000"

      The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of common stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock will remain unchanged under this amendment.

      As of the Record Date, a total of 6,410,187 shares of the Company's currently authorized 10,000,000 shares of common stock are issued and outstanding. The increase in the number of authorized but unissued shares of common stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

      The proposed increase in the authorized number of shares of common stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Except as further discussed herein, the Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

      Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

      Except for the following, there are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of common stock which are to be authorized.

      o     Secured Convertible Debenture

      To obtain funding for our ongoing operations, we entered into a Securities Purchase Agreement with an accredited investor on February 14, 2005, which was amended on February 17, 2005, for the sale of (i) $300,000 in convertible debentures and (ii) warrants to buy 300,000 shares of our common stock.

         The investor is obligated to provide us with an aggregate of $300,000 as follows:

      o     $100,000 was disbursed to us on February 14, 2005;

      o $50,000 has been retained for services provided to our company by various professionals, which shall be disbursed upon effectiveness of a registration statement for the shares underlying the secured convertible debentures and warrants; and

      o $150,000 will be released upon effectiveness of a registration statement for the shares underlying the secured convertible debentures and warrants.

      The debentures bear interest at 4 3/4%, mature two years from the date of issuance, and are convertible into our common stock, at the investor's option. The convertible debentures are convertible into the number of our shares of common stock equal to the principal amount of the debentures being converted multiplied by 11, less the product of the conversion price multiplied by ten times the dollar amount of the debenture. The conversion price for the convertible debenture is the lesser of (i) $1.25 or (ii) eighty percent of the of the average of the five lowest volume weighted average prices during the twenty (20) trading days prior to the conversion. If the volume weighted average price is below $0.50 on a conversion date, we have the right to pre-pay the amount of the debenture the holder elects to convert, plus accrued and unpaid interest, at 125% of such amount; however, if we elect to pre-pay in this situation, the debenture holder has the right to withdraw the notice of conversion. Also, if the volume weighted average price is below $0.50 at any point during a month, the holder is not obligated to convert any portion of the debenture during that month. Accordingly, there is in fact no limit on the number of shares into which the debenture may be converted. In addition, the investor is obligated to exercise the warrant concurrently with the submission of a conversion notice by the investor. The warrant is exercisable into 300,000 shares of common stock at an exercise price of $10.00 per share.

      Golden Gate Investors has contractually committed to convert not less than 5% of the original face value of the debenture monthly beginning the month after the effective date of a registration statement for the shares underlying the secured convertible debentures and warrants. Golden Gate Investors is required to exercise warrants concurrently with the exercise of a conversion notice under the debenture and is committed to exercise at least 5% of the warrants per month after the effective date of a registration statement for the shares underlying the secured convertible debentures and warrants. In the event that Golden Gate Investors breaches the minimum restriction on the debenture and warrant, Golden Gate will not be entitled to collect interest on the debenture for that month. If Golden Gate submits a conversion notice and the volume weighted average price is less then $.50 per share, then we will be entitled to prepay the portion of the debenture that is being converted at 125% of such amount. If we elect to prepay, then Golden Gate may withdraw its conversion notice.

      Golden Gate has further contractually agreed to restrict its ability to convert the debenture or exercise their warrants and receive shares of our common stock such that the number of shares held by the Holder and its affiliates after such conversion or exercise does not exceed 4.9% of the then issued and outstanding shares of our common stock.

      In the event that the registration statement for the shares underlying the secured convertible debentures and warrants is not declared effective by the required deadline, which is 150 days from the date of the Securities Purchase Agreement, Golden Gate may demand repayment of the Debenture of 150% of the face amount outstanding, plus all accrued and unpaid interest, in cash. If the repayment is accelerated, we are also obligated to issue to Golden Gate 50,000 shares of common stock and $15,000 for each 30-day period, or portion thereof, during which the face amount, including interest thereon, remains unpaid. If Golden Gate does not elect to accelerate the debenture, we are required to immediately issue to Golden Gate 50,000 shares of common stock and $15,000 for each 30-day period, or portion thereof, during which the face amount, including interest thereon, remains unpaid.

      The following are the risks associated with entering into the Securities Purchase Agreement:

There Are a Large Number of Shares Underlying Our Convertible Debentures and Warrants That May be Available for Future Sale and the Sale of These Shares May Depress the Market Price of Our Common Stock.

      As of March 21, 2005, we had 6,410,187 shares of common stock issued and outstanding, convertible debentures outstanding that may be converted into an estimated 2,524,390 shares of common stock at current market prices and outstanding warrants to purchase 150,000 shares of common stock. Additionally, we have an obligation to sell secured convertible debentures that may be converted into an estimated 2,524,390 shares of common stock at current market prices and issue warrants to purchase 150,000 shares of common stock in the near future. In addition, the number of shares of common stock issuable upon conversion of the outstanding convertible debentures may increase if the market price of our stock declines. All of the shares, including all of the shares issuable upon conversion of the debentures and upon exercise of our warrants, may be sold without restriction. The sale of these shares may adversely affect the market price of our common stock.

The Continuously Adjustable Conversion Price Feature of Our Convertible Debentures Could Require Us to Issue a Substantially Greater Number of Shares, Which Will Cause Dilution to Our Existing Stockholders.

      If we are unable to make repayment of the convertible debentures on a monthly basis, our obligation to issue shares upon conversion of our convertible debentures is essentially limitless. The following is an example of the amount of shares of our common stock that are issuable, upon conversion of our convertible debentures (excluding accrued interest), based on market prices 25%, 50% and 75% below the market price, as of March 24, 2005 of $0.45.

                                                Number             % of
% Below       Price Per     With Discount     of Shares         Outstanding
Market          Share          at 20%          Issuable            Stock
------          -----          ------          --------            -----

25%            $.3375          $.27            9,222,223           58.99%
50%            $.225           $.18           15,333,334           70.52%
75%            $.1125          $.09           33,666,667           84.01%

      As illustrated, the number of shares of common stock issuable upon conversion of our convertible debentures will increase if the market price of our stock declines, which will cause dilution to our existing stockholders.

The Continuously Adjustable Conversion Price feature of our Convertible Debentures May Encourage Investors to Make Short Sales in Our Common Stock, Which Could Have a Depressive Effect on the Price of Our Common Stock.

      The convertible debentures are convertible into shares of our common stock at a 20% discount to the trading price of the common stock prior to the conversion. The significant downward pressure on the price of the common stock as Golden Gate Investors converts and sells material amounts of common stock could encourage short sales by investors. This could place further downward pressure on the price of the common stock. Golden Gate Investors could sell common stock into the market in anticipation of covering the short sale by converting its securities, which could cause the further downward pressure on the stock price. In addition, not only the sale of shares issued upon conversion or exercise of debentures and warrants, but also the mere perception that these sales could occur, may adversely affect the market price of the common stock.

The Issuance of Shares Upon Conversion of the Convertible Debentures and Exercise of Outstanding Warrants May Cause Immediate and Substantial Dilution to Our Existing Stockholders.

      The issuance of shares upon conversion of the convertible debentures and exercise of warrants may result in substantial dilution to the interests of other stockholders since the investor may ultimately convert and sell the full amount issuable on conversion. Although Golden Gate Investors may not convert their convertible debentures and/or exercise their warrants if such conversion or exercise would cause them to own more than 9.99% of our outstanding common stock, this restriction does not prevent Golden Gate Investors from converting and/or exercising some of their holdings and then converting the rest of their holdings. In this way, Golden Gate Investors could sell more than this limit while never holding more than this limit. There is no upper limit on the number of shares that may be issued which will have the effect of further diluting the proportionate equity interest and voting power of holders of our common stock, including investors in this offering.

In The Event That Our Stock Price Declines, The Shares Of Common Stock Allocated For Conversion Of The Convertible Debentures and Registered Pursuant To A Registration Statement May Not Be Adequate And We May Be Required to File A Subsequent Registration Statement Covering Additional Shares. If The Shares We Have Allocated And Are Registering Herewith Are Not Adequate And We Are Required To File An Additional Registration Statement, We May Incur Substantial Costs In Connection Therewith.

      Based on our current market price and the potential decrease in our market price as a result of the issuance of shares upon conversion of the convertible debentures, we have made a good faith estimate as to the amount of shares of common stock that we are required to register and allocate for conversion of the convertible debentures. Accordingly, we are planning to register 3,000,000 shares to cover the conversion of the convertible debentures. In the event that our stock price decreases, the shares of common stock we have allocated for conversion of the convertible debentures and are registering hereunder may not be adequate. If the shares we plan to allocate to the registration statement for the shares underlying the secured convertible debentures and warrants are not adequate and we are required to file an additional registration statement, we may incur substantial costs in connection with the preparation and filing of such additional registration statement.

If We Are Required for any Reason to Repay Our Outstanding Convertible Debentures, We Would Be Required to Deplete Our Working Capital, If Available, Or Raise Additional Funds. Our Failure to Repay the Convertible Debentures, If Required, Could Result in Legal Action Against Us, Which Could Require the Sale of Substantial Assets.

      In February 2005, we entered into a Securities Purchase Agreement for the sale of an aggregate of $300,000 principal amount of convertible debentures. The convertible debentures are due and payable, with 6 3/4% interest, two years from the date of issuance, unless sooner converted into shares of our common stock. In addition, any event of default could require the early repayment of the convertible debentures at a price equal to 125% of the amount due under the debentures. We anticipate that the full amount of the convertible debentures, together with accrued interest, will be converted into shares of our common stock, in accordance with the terms of the convertible debentures. If we are required to repay the convertible debentures, we would be required to use our limited working capital and raise additional funds. If we were unable to repay the debentures when required, the debenture holders could commence legal action against us and foreclose on all of our assets to recover the amounts due. Any such action would require us to curtail or cease operations.

                          RECOMMENDATION OF THE BOARD:

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK FROM 10,000,000 TO 50,000,000.

         PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                           (ITEM 3 ON THE PROXY CARD)

      The Audit Committee of the Board of Directors has appointed the firm of Webb & Company, P.A. as the independent registered public accounting firm of the Company for the year ending December 31, 2005, subject to ratification of the appointment by the Company's stockholders. A representative of Webb & Company, P.A. is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Review of the Company's audited financial statements for the fiscal year ended December 31, 2004

      The Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU
380), as amended.

      In addition, the Audit Committee discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Audit Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

      The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

      Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

Audit Fees

      Webb & Company, P.A. billed $15,117.00 to the Company for professional services rendered for the audit of our 2004 financial statements and review of the financial statements included in our 2004 10-QSB filings. Webb & Company, P.A. billed $8,900.00 to the Company for professional services rendered for the audit of our 2003 financial statements and review of the financial statements included in our 3rd quarter 10-QSB.

Audit-Related Fees

      Webb & Company, P.A. billed $397.00 to the Company in 2004 for assurance and related services that are reasonably related to the performance of the 2004 audit or review of the quarterly financial statements. Webb & Company, P.A. billed $0.00 to the Company in 2003 for assurance and related services that are reasonably related to the performance of the 2003 audit or review of the quarterly financial statements.

Tax Fees

      Webb & Company, P.A. billed $700.00 to the Company in 2004 for professional services rendered for tax compliance, tax advice and tax planning. Webb & Company, P.A. billed $0.00 to the Company in 2003 for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees

      Webb & Company, P.A. billed $0.00 to the Company in 2003 for services not described above.

      It is the policy of the Company's Audit Committee that all services other than audit, review or attest services, must be pre-approved by the Audit Committee. All of the services described above were approved by the Audit Committee.

RECOMMENDATION OF THE BOARD:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF WEBB & COMPANY, P.A. AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

             BENEFICIAL OWNERSHIP OF ULTR COMMON STOCK OF PRINCIPAL
                     STOCKHOLDERS, DIRECTORS AND MANAGEMENT

      The following table sets forth certain information regarding beneficial ownership of our common stock as of March 21, 2005

o by each person who is known by us to beneficially own more than 5% of our common stock;
o     by each of our officers and directors; and
o     by all of our officers and directors as a group.

Name and Address                     Amount and Nature             Percent
Of Beneficial Holder              of Beneficial Ownership (1)     Owned (2)
--------------------              -----------------------         ----------

Monte Ross                              485,813 (3)                  7.41%
1240 Dielman Industrial Court
St. Louis, MO 63132

Ernest Clarke                           222,275 (4)                  3.42%
1240 Dielman Industrial Court
St. Louis, MO 63132

Mark Peterson                           254,893 (5)                  3.94%
1240 Dielman Industrial Court
St. Louis, MO 63132

Donald Rattner                           66,000 (6)                  1.02%
1240 Dielman Industrial Court
St. Louis, MO 63132

K. Krollfeifer, Jr.                      32,000 (7)                     *
1240 Dielman Industrial Court
St. Louis, MO 63132

Matthew Klapman                          16,500 (8)                     *
1240 Dielman Industrial Court
St. Louis, MO 63132

Executive Officers and Directors      1,077,481 (9)                 15.89%
As A Group (6 persons)

Harley Brixey                         1,350,000 (10)                21.06%
4389 Winding Oaks Drive
Mulberry, FL 33860

* Less then one percent.

(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of March 21, 2005 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2) Percentage based on 6,410,187 shares of common stock outstanding.

(3) Includes 100,000 shares owned by the Harriet Ross Revocable Trust, and 174,000 shares owned by the Monte Ross Revocable Trust. Also includes options to purchase 146,813 shares.

(4) All shares are owned jointly with Mr. Clarke's spouse. Also includes options for 91,423 shares.

(5) Includes options for 62,000 shares.

(6) Includes options for 29,000 shares.

(7) Includes 24,000 shares owned by D&H Enterprises, Inc., of which Mr. Krollfeifer is a principal. Also includes options for 4,000 shares.

(8) Includes options for 4,000 shares.

(9) Includes options for 371,747 shares.

(10) As reflected by Mr. Brixey's Form 4, filed March 18, 2005.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more then 10 percent of the Company's Common Stock, to file with the SEC the initial reports of ownership and reports of changes in ownership of common stock. Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Specific due dates for such reports have been established by the Commission and the Company is required to disclose in this Proxy Statement any failure to file reports by such dates during fiscal 2004. Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during the fiscal year ended December 31, 2004, there was no failure to comply with Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders.

POLICY WITH RESPECT TO SECTION 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), provides that, unless an appropriate exemption applies, a tax deduction for the Company for compensation of certain executive officers named in the Summary Compensation Table will not be allowed to the extent such compensation in any taxable year exceeds $1 million. As no executive officer of the Company received compensation during 2004 approaching $1 million, and the Company does not believe that any executive officer's compensation is likely to exceed $1 million in 2005, the Company has not developed an executive compensation policy with respect to qualifying compensation paid to its executive officers for deductibility under Section 162(m) of the Code.

EXECUTIVE COMPENSATION

      The following tables set forth certain information regarding our CEO and each of our most highly-compensated executive officers whose total annual salary and bonus for the fiscal years ending December 31, 2004, 2003 and 2002 exceeded $100,000:

                           SUMMARY COMPENSATION TABLE
                               ANNUAL COMPENSATION

                                                             Other
                                                             Annual      Restricted     Options      LTIP
   Name & Principal                Salary        Bonus       Compen-       Stock         SARs       Payouts      All Other
       Position           Year       ($)          ($)        sation ($)   Awards($)       (#)         ($)      Compensation
------------------------ ------- ------------ ------------ ------------ ------------- ----------- ------------ --------------
Monte Ross                2004     167,880         0            --           --         25,000          --           --
  Chief Executive         2003     157,367         0            --           --            --           --           --
  Officer                 2002     152,938         0            --           --        121,813          --           --
------------------------ ------- ------------ ------------ ------------ ------------- ----------- ------------ --------------
Ernest Clarke             2004     111,040         0            --           --         25,000          --           --
   President              2003     103,695         0            --           --            --           --           --
                          2002     103,783         0            --           --         66,423          --           --
------------------------ ------- ------------ ------------ ------------ ------------- ----------- ------------ --------------
Mark Peterson             2004     101,152         0            --           --         30,000          --           --
   Vice President -       2003      93,101         0            --           --            --           --           --
   Engineering            2002      97,877         0            --           --         87,511          --           --

Employment Agreement s

      Messrs. Ross, Peterson, and Clarke have individual employment agreements with Ultradata beginning September 1, 1994. Except as noted herein, the terms of the employment agreements are substantially identical. The agreements were extended in 1997 by action of the Board of Directors to October 31, 2000, again in 2000 to October 31, 2003, and again in 2003 to October 1, 2005. The agreements provide for base salaries, which are adjusted annually by the Board of Directors. If the majority of the Board cannot agree as to a level of salary adjustment, the salary will increase by 10% for Mr. Clarke and Mr. Peterson and 5% for Mr. Ross. The employment agreements restrict each officer from competing with Ultradata for one year after the termination of his employment unless that employee establishes that his employment by a competitor will not involve the use of any information considered confidential by Ultradata.

Stock Option Awards

      The following tables set forth certain information regarding the stock options acquired by the Company's Chief Executive Officer and Chief Financial Officer during the year ended December 31, 2004 and those options held by each of them on December 31, 2004.

                      Option Grants in the Last Fiscal Year

                                 Percent
                                 of total
               Number of         options
               securities        granted to
               underlying        employees        Exercise
               option            in fiscal        Price             Expiration
Name           granted           year             ($/share)         Date
----           ------------      -----------      ---------         ------------
M. Ross        25,000            25               $.72              12/11/2014
E. Clarke      25,000            25               $.72              12/11/2014

                    Aggregated Fiscal Year-End Option Values

            Number of securities underlying    Value of unexercised in-the-money
            unexercised options at fiscal      options at fiscal year-end ($)
Name        year-end (#) (All exercisable)     (All exercisable)
----------- ------------------------------     ---------------------------------
M. Ross           146,813                                $43,853
E. Clarke         91,423                                 $23,912

Remuneration of Directors

Outside Directors receive $500 per meeting and are reimbursed for out-of-pocket expenses incurred on the Company's behalf. From time to time they are granted stock and options as recommended and approved by the inside directors. During 2004, the outside directors each received 4,000 options for Ultradata common stock with a strike price of $.72 that are exercisable within ten years.

Stock Option Plans

The information set forth in the table below regarding equity compensation plans (which includes individual compensation arrangements) was determined as of December 31, 2004.

Equity Compensation Plan Information

                                                         Number of                 Weighted          Number of securities
                                                  securities to be issued      average exercise      remaining available
                                                      upon exercise of       price of outstanding    for future issuance
                                                    outstanding options,       options, warrants         under equity
                                                    warrants and rights           and rights          compensation plans
                                                    -------------------           ----------          ------------------
Equity compensation plans approved by security
  holders                                                280,747                    $.14                       0
Equity compensation plans not approved by
  security holders                                       116,000*                   $.72                      --
           Total                                         427,663                    $.17                       0

* Represents non-qualified stock options given to the Company's outside directors and employees in 2004. The options expire on December 11, 2014.

      We have two stock option plans: the 1994 Incentive Stock Option Plan and the 1996 Incentive Stock Option Plan, both of which were approved by our shareholders. The material terms of the Plans are identical. In aggregate, the Plan authorizes the issuance of options for 500,000 shares, all of which have been issued. Of those, options have been exercised to purchase 94,523 shares of common stock. These plans have now expired.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      None.

ANNUAL REPORT ON FORM 10-KSB

      The Company will provide upon request and without charge to each stockholder receiving this Proxy Statement a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, including the financial statements and financial statement schedule information included therein, as filed with the SEC.

OTHER BUSINESS

      The Board of Directors is not aware of any matter other than the matters described above to be presented for action at the Meeting. However, if any other proper items of business should come before the Meeting, it is the intention of the individuals named on your proxy card as the proxy holders to vote in accordance with their best judgment on such matters.

                                        By Order of the Board of Directors


                                        /s/ MONTE ROSS
                                        ----------------------------------------
                                        Monte Ross
                                        Chairman of the Board

Dated: April 22, 2005
St. Louis, Missouri

                                                                       EXHIBIT A

                         CERTIFICATE OF AMENDMENT TO THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                         ULTRADATA SYSTEMS, INCORPORATED

                Under Section 245 of the General Corporation Law

         The undersigned, Chief Executive Officer of Ultradata Systems, Incorporated (the "Corporation"), does hereby certify as follows:

      FIRST: The name of the corporation is:

                         ULTRADATA SYSTEMS, INCORPORATED

      SECOND: The certificate of incorporation of the Corporation is hereby amended by replacing Article Fourth, in its entirety, with the following:

            "FOURTH: The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.01. The second class of stock shall be Preferred Stock, par value $0.01. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

      The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

      Class           Par Value                 Authorized Shares
      -----           ---------                 -----------------
      Common            $0.01                        50,000,000
      Preferred         $0.01                         5,000,000
                                                  -------------
      Totals:                                        55,000,000"

      THIRD: The amendment of the certificate of incorporation herein certified has been duly adopted at a meeting of the Corporation's Board of Directors and stockholders holding a majority of the outstanding shares of common stock of the Corporation in accordance with the provisions of Sections 141(f), 228 and 242 of the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Certificate of Incorporation, as amended, to be signed by Monte Ross, its Chief Executive Officer, this ___ day of ________, 2005.

                                        ULTRADATA SYSTEMS, INCORPORATED


                                        ----------------------------------------
                                        Monte Ross
                                        Chief Executive Officer

PROXY

                         ULTRADATA SYSTEMS, INCORPORATED
                   ANNUAL MEETING OF STOCKHOLDERS - TO BE HELD
                                  JUNE 14, 2005
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints MONTE ROSS and EARNEST CLARKE and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the "Meeting") to be held on June 14, 2005, at 10:00 am, local time, at The Center of Clayton, 50 Gay Avenue, Clayton, Missouri 63105, Conference Room C. The Center is located just east of I-170 off of Ladue Road (Maryland Avenue), or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR DIRECTOR AND EACH OF THE LISTED PROPOSALS.

Proposal (1) The election as directors of all nominees listed below to serve until the 2006 Annual Meeting of Stockholders or until their successors have been duly elected and qualified (except as marked to the contrary).

Nominees:
01) Monte Ross            02) Ernest Clarke               03) Mark L. Peterson
04) Donald Rattner        05) H. Krollfeifer, Jr.         06) Matthew Klapman

FOR ALL |_|               WITHHOLD ALL |_|                FOR ALL EXCEPT |_|

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

Proposal (2) Amending the Certificate of Incorporation to increase the Company's authorized shares of common stock from 10,000,000 shares to 50,000,000 shares.

                       FOR |_|  AGAINST |_|  ABSTAIN |_|

Proposal (3) Ratification of the appointment of WEBB & COMPANY, P.A. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2005.

                       FOR |_|  AGAINST |_|  ABSTAIN |_|

The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted for the election of the Board nominees and for proposals (2) and (3). If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting and accompanying Proxy Statement relating to the Meeting and an Annual Report to Stockholders for fiscal year ended December 31, 2004.

NOTE: PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.

Signature (Please sign within the box) [___________________] DATE: _______, 2005

Signature (Joint owners) [___________________] DATE: _______, 2005